Exhibit 10.42

AMENDMENT NO. 1 TO
CONVERTIBLE PROMISSORY NOTES

This Amendment No. 1 to Convertible Promissory Notes is entered into as of February 3, 2009 (this “Agreement”), by and between PureDepth, Inc. (the “Company”) and K One W One Limited (“K1W1”).

RECITALS

WHEREAS, the Company and K1W1 are parties to that certain Convertible Note Purchase Agreement dated as of February 4, 2008 and to that certain Security Agreement dated as of February 4, 2008, in each case as amended by that certain Amendment No. 1 to Convertible Note Purchase Agreement and Security Agreement dated July 4, 2008 and that certain Amendment No. 2 to Convertible Note Purchase Agreement and Security Agreement dated August 12, 2008, pursuant to which the Company has issued certain Convertible Promissory Notes to K1W1 on each of February 4, 2008, March 14, 2008, July 4, 2008 and August 12, 2008 (collectively, the “Notes”).  The parties desire to amend each of the Notes in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           The definition of “Maturity Date” as such term appears in each of the Notes is hereby amended and restated to mean February 4, 2010.

2.           Each of the Notes, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of K1W1 under the Notes, as in effect prior to the date hereof.

3.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMPANY: PUREDEPTH, INC.

By: /s/ Jonathan J. McCaman

Name: Jonathan J. McCaman

Title: Secretary

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

K ONE W ONE LIMITED

By: /s/ Brian Mayo-Smith

Name: Brian Mayo-Smith
Title: Director

Address: c/o BDO Spicers 120 Albert Street Auckland, New Zealand